Exhibit 10.1

Note: Certain material has been omitted from this document pursuant to a request for confidential treatment and has been filed separately with the SEC. Notations of [ * * * ] have been used to indicate such an omission.

                                 Amendment No. 1
                   to Fixed Point Microwave Services Agreement
                            Dated September 17, 1997,
                    between PathNet, Inc. and KN Energy, Inc.

This amendment no. 1 (the "Amendment") entered into as of September 2, 1998, supplements and amends the terms of the Fixed Point Microwave Services Agreement ("Agreement"), dated September 17, 1997, between PathNet, Inc. and KN Energy, Inc. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

         The Agreement is hereby amended and supplemented as follows:

1. Section 1.1.40: The following shall be added as a new sentence at the end of Section 1.1.40: "Facilities shall include any Interconnection Sites, as defined in Section 4.7, whether owned by Incumbent or a third party."

         Section 2.3: The following shall be added as a new clause to the end of
         Section 2.3: "; provided, however, Incumbent may (i) operate the PCS, cellular or other communication services for such Facilities, so long as such services do not Interfere with the System or (ii) provide a singular telecommunications path for the limited purposes of interconnecting from such Facilities."

2. Section 4.1.6: The following section shall be added to the Agreement:

         4.1.6 Certain Additional Costs. Subject to Section 4.1.3, Incumbent shall pay for the Incumbent Estimated Costs incurred as a result of
         (i)[ * * * ]. Notwithstanding the foregoing, Incumbent shall pay for the [ * * * ].

3. Section 4.7: The following section shall be added to the Agreement:

          4.7 Interconnections. Pathnet and Incumbent shall jointly develop Interconnection sites at the following locations: (i) Scott's Bluff, Nebraska; (ii) Casper, Wyoming; and (iii) Kearney, Nebraska (each an "Interconnection Site"). Pathnet, at its discretion and with Incumbent's cooperation, shall determine the site specific location of each Interconnection Site (including the latitude and longitude of such site). [ * * * ]

4. Section 5.2: The entire Section 5.2 is deleted and replaced as follows:

         5.2.1 Capacity. Pathnet shall pay to Incumbent, as consideration for the Leased Premises:

                    (a) commencing on Commissioning of the Initial System and ending at the end of the [ * * * ] after Commissioning of the Initial System, an allocation of up to[ * * * ] (the equivalent of [ * * * ]) on the System, with a maximum cross sectional density of up to [ * * * ] of digital capacity, as set forth by the Parties in the Channel Plan; provided, that Incumbent and Incumbent's Affiliates use such allocation of DS-1's only for their own respective internal communications needs; and

                    (b) commencing at the [ * * * ] after  Commissioning  of the
               Initial System, an allocation of up to [ * * * ] (the equivalent of [ * * * ]), with a maximum cross sectional density of up to [*
               * * ] of digital capacity, as set forth by the Parties in the Channel Plan; provided, that Incumbent and Incumbent's Affiliates use such allocation of DS-1's only for their own respective internal communications needs.

         5.2.2 Revenue. Pathnet shall pay to Incumbent, as consideration for the Leased Premises:

                    (a) commencing on Commissioning and ending at the end of the
               [ * * * ] after Commissioning of the Initial System and any Capacity Expansion, [ * * * ] of the Revenue, if any, from the sale of PathNet Excess Capacity relating to the Initial System or any Capacity Expansion (PathNet shall retain the remaining [ * *
               * ] of such Revenue, except as required as a referral fee to be paid by Incumbent pursuant to Section 9.2.2) on a Segment-by-Segment basis; and

                    (b) commencing at the [ * * * ] after  Commissioning  of the
               Initial System and any Capacity Expansion, [ * * * ] of the Revenue, if any, from the sale of PathNet Excess Capacity relating to the Initial System or any Capacity Expansion (PathNet shall retain the remaining [ * * * ] of such Revenue except as required as a referral fee to be paid by Incumbent pursuant to
               Section 9.2.2) on a Segment-by-Segment basis.

5. Section 5.4.2: The following shall be added as a new clause at the end of the first and second sentences of Section 5.4.2: "or with Pathnet's ability to maintain, operate, expand or extend the System."

6. Section 9.1.4: The following shall be deleted from the second sentence of Section 9.1.4: " to KN Field Services, Inc. which may provide, market, sell or lease circuits to its customers for the limited purpose of monitoring data from oil and/or gas wells" and replaced with "to KN Field Services, Inc. or any other KN Energy, Inc. subsidiary for the purpose of providing voice or data services to such subsidiary or customers of such subsidiary; provided such customers shall in no event purchase greater than one (1) DS-1 of capacity."

7. Section 9.3: The following shall be added as a new sentence at the end of Section 9.3: "If and to the extent Incumbent purchases Available Excess Capacity, Incumbent shall receive any and all Revenue pursuant to Section 5.2; provided, however, Incumbent shall not receive any Revenue pursuant to Section 9.2.2."

8. Section 9.11.1: The following shall be deleted from the first sentence of Section 9.11.1 "any and all revenue generated" and replaced with "any and all past-due revenue generated."

9.       Section 10.3: The following shall be deleted from the first sentence of
         Section 10.3 "compliance with all United States" and replace with "compliance with all requirements imposed by lessors of any of the Facilities or sites, including the United States."

10. Section 11.3: The following shall be added as a new sentence to the end of Section 11.3. "Incumbent shall promptly repair and replace any damaged property to the extent reasonably necessary to permit Pathnet to operate the System and exercise its rights and obligations hereunder."

11. Section 13.1.6: The following shall be added as a new sentence to the end of Section 13.1.6: "Each Party shall take all necessary steps to keep in full force and effect any leases, licenses or other conditional use agreements pertaining to the Facilities, site, Equipment or System such that for the Term of this Agreement, Pathnet and Incumbent shall have all rights reasonably necessary or appropriate to enable them to perform their respective obligations and exercise their respective rights hereunder."

12.      Section 18.14:  The following  shall be deleted from the end of Section
         18.14 "at least  eighteen  (18) months" and replaced with "at least six
         (6) months."

13. SCHEDULE B: The following modifications shall be made to Schedule B:

     o         Delete:               "Guernsey, WY      42-13-53   W104-41-12"
               and replace it with:  "Wheatland, WY"    42-02-33   W104-41-39

     o         Delete                "Beacon Hill, WY   42-20-45   W105-02-11"
               and replace it with:  "Glendo, WY        42-27-24   W104-48-24

     o         Add the following at the end of Schedule B:

         Interconnection Sites with facilities at the sites listed below:

                                     Scott's Bluff, NE  41-52-30   W103-40-08
                                     Casper, WY         42-51-0.6  W106-19-18.6
                                     Kearney, NE        40-40-48   W99-04-58

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective authorized representative as of the date first set above.

         KN Energy, Inc.

         By:      /s/ Mort Aaronson
                  ---------------------
         Name:    Mort Aaronson
                  ---------------------
         Title:   President


         Pathnet, Inc.

         By:      /s/ Richard A. Jalkut
                  ---------------------
         Title:   President and C.E.O.
                  ---------------------
         Date:    September 2, 1998
                  ---------------------

                                   ADDENDUM A

                                STATEMENT OF WORK



A.       KEARNEY, NE
         -----------

1)       SITE WORK
         No additional site work is required.

2)       TOWERS
         Minor  tower   structural   strengthening   is  expected  on  the  120'
         self-support tower.

3)       BUILDINGS
         Floor space in KNT's existing building will be required.

4)       GENERATORS
         No emergency generator power is planned for this city terminal site.

5)       DC PLANT
         A new 700 AH -48 VDC power system will be required.

6)       ANTENNAS
         One (1) Andrew UHX6-59W antenna is required.

7)       TRANSMISSION LINE
         One (1) 130' run of EWP-52 waveguide is required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 6 GHz radio is required. Radio will be configured as a 1:1 with ATPC and no space diversity.

9)       MULTIPLEX
         One (1) shelf of NEC IMT-150 MUX is required. The MUX will be configured as a terminal with twelve (12) DS-1's.

10)      MISCELLANEOUS EQUIPMENT
         A DSX-1 panel and Raven orderwire will be required.

B.       MINDEN, NE
         ----------

1)       SITE WORK
         No additional site work is required.

2)       TOWERS
         The new 300' tower will be utilized.

3)       BUILDINGS
         The existing 11.5 x 28' building will be utilized.

4)       GENERATORS
         The existing 25KW Generac generator will be utilized.

5)       DC PLANT
         The existing 900 AH -48 VDC plant will be utilized.

6)       ANTENNAS
         Two (2) each Andrew UHX8-59H antennas will be required.

7)       TRANSMISSION LINE
         Two (2) runs of EWP-52 waveguide totaling 780' will be required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 6 GHz radio is required. Radio will be configured as a 1:1 with space diversity and ATPC.

9)       MULTIPLEX
         One (1) shelf of NEC IMT-150 MUX is required. The MUX will be configured as a terminal with twelve (12) DS-1's.

10) MISCELLANEOUS EQUIPMENT A DSX-1 panel will be required.

C.       AT&T CHAPPELL, NE
         -----------------
1)       SITE WORK
         No additional site work is required.

2)       TOWERS
         All tower work to be handled by AT&T.

3)       BUILDINGS
         Floor space in the AT&T existing building will be utilized.

4)       GENERATORS
         Existing emergency power will be utilized.

5)       DC PLANT
         AT&T existing -48 VDC system will be utilized.

6)       ANTENNAS
         A new Andrew UHX4-107A antenna will be required.

7)       TRANSMISSION LINE
         One (1) 250' run of EWP-90 waveguide will be required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 11 GHz radio will be required. Radio will be configured as a 1:1 without space diversity or ATPC.

9)       MULTIPLEX
         One (1) shelf of Fujitsu FLM-150 MUX is required. The MUX will be configured as a terminal with two (2) each DS-3's.

10)      MISCELLANEOUS EQUIPMENT
         A dual buss 20 position fuse panel and DSX-3 panel will be required. A Raven orderwire unit will also be required.

D.       BIG SPRINGS, NE
         ---------------
1)       SITE WORK
         A new tower base foundation is required.

2)       TOWERS
         A 40' Rohn stub tower from the existing tower sections will be erected next to the existing 300' Pirod tower.

3)       BUILDINGS
         All equipment will be installed in the existing building on the site. Building modifications were completed under the backbone project.

4)       GENERATORS
         Generator power will be provided by the existing compressor site generators.

5)       DC PLANT
         The new 900 AH -48 VDC plant will be utilized.

6)       ANTENNAS
         A new Andrew UHX4-107A antenna will be required.


7)       TRANSMISSION LINE
         One (1) 75' run of EWP-90 waveguide will be required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 11 GHz radio will be required. Radio will be configured as a 1:1 without space diversity or ATPC.

9)       MULTIPLEX
         One (1) shelf of Fujitsu FLM-150 MUX is required. The MUX will be configured as a terminal with two (2) each STS-1's.

10)      MISCELLANEOUS EQUIPMENT
         An additional 22 position DC distribution panel and 400 amp ground buss bar is required. A DSX-3 panel will also be required.

E.       CASPER, WY COMPRESSOR STATION
         -----------------------------

1)       SITE WORK
         No additional site work is required.

2)       TOWERS
         No additional tower strengthening is required. A new antenna pipe mount is required.

3)       BUILDINGS
         A new Andrew 11.5 x 34' building will be utilized.

4)       GENERATORS
         The new 35KW Generac generator will be utilized.

5)       DC PLANT
         The new 900 AH battery plant and dual 22 position DC distribution panels will be utilized.

6)       ANTENNAS
         A new Andrew UHX4-107A antenna will be required.

7)       TRANSMISSION LINE
         One (1) 90' run of EWP-90 waveguide will be required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 11 GHz radio will be required. Radio will be configured as a 2:1 without space diversity or ATPC.

9)       MULTIPLEX
         One (1) shelf of Fujitsu FLM-150 MUX is required. The MUX will be configured as a terminal with two (2) each STS-1's and 12 DS-1's.

10)      MISCELLANEOUS EQUIPMENT An additional DSX-1 panel will be required.

F.       CASPER, WY U.S. WEST
         --------------------

1)       SITE WORK
         No site work is expected to be required.

2)       TOWERS
         Roof mount antenna structure may require minor reinforcement.

3)       BUILDINGS
         Existing space on the second floor (AT&T) of U.S. West's four-story building is planned.

4)       GENERATORS
         Existing emergency generator owned by U.S. West is planned.

5)       DC PLANT
         -48 VDC power is expected to be provided by AT&T.

6)       ANTENNAS
         A new Andrew UHX4-107A antenna will be required.

7)       TRANSMISSION LINE
         One (1) 100' run of EWP-90 waveguide will be required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 11 GHz radio will be required. Radio will be configured as a 2:1 without space diversity or ATPC.

9)       MULTIPLEX
         One (1) shelf of Fujitsu FLM-150 MUX is required. The MUX will be configured as a terminal with two (2) each DS-3's and 12 DS-1's.

10)      MISCELLANEOUS EQUIPMENT
         A DSX-1 and DSX-3 path panel along with a dual buss fuse panel and Raven orderwire will be required.

G.       SCOTTSBLUFF, NE M/W SITE
         ------------------------

1)       SITE WORK
         No additional site work will be required.

2)       TOWERS
         No tower strengthening required.

3)       BUILDINGS
         The new Andrew 11.5 x 28' shelter will be utilized for the additional radio and MUX equipment.

4)       GENERATORS
         The new 25KW Generac generator will be utilized.

5)       DC PLANT
         The existing 900 AH battery plant and dual 22 position DC distribution panels will be utilized.

6)       ANTENNAS
         A new Andrew UHX4-107A antenna will be utilized at 100' AGL on the tower.

7)       TRANSMISSION LINE
         One (1) 115' run of EWP-90 waveguide will be required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 11 GHz radio will be required. Radio will be configured as a 2:1 without space diversity or ATPC.

9)       MULTIPLEX
         One (1) shelf of Fujitsu FLM-150 MUX is required. The MUX will be configured as a terminal with two (2) each STS-1's and 12 DS-1's.

10)      MISCELLANEOUS EQUIPMENT An additional DSX-1 panel will be required.

H.       SCOTTSBLUFF, NE SPRINT UNITED
         -----------------------------

1)       SITE WORK
         No site work will be required.

2)       TOWERS
         A tower analysis by a Sprint approved contractor is required. An extended waveguide bridge is to be provided by Sprint.

3)       BUILDINGS
         Sprint United will provide a 10' x 10' secured area with 24' x 7' access within their existing building.

4)       GENERATORS
         Emergency power to be provided by Sprint United.

5)       DC PLANT
         Dual 30 amp -48 VDC "A" & "B" buss power will be provided by Sprint United.

6)       ANTENNAS
         One (1) Andrew UHX4-107A antenna will be required.

7)       TRANSMISSION LINE
         One (1) 150' run of EWP-90 waveguide will be required.

8)       RADIO
         One (1) rack of NEC 2000 SDH 11 GHz radio will be required. Radio will be configured as a 2:1 without space diversity or ATPC.

9)       MULTIPLEX
         One (1) shelf of Fujitsu FLM-150 MUX is required. The MUX will be configured as a terminal with 68 DS-1's.

10)      MISCELLANEOUS EQUIPMENT
         A dual buss fuse panel, DSX-1 panel, Raven orderwire, and DSX-3 panel will be required.